[INLAND REAL ESTATE LETTERHEAD]
                                               REVISED
Aurora Commons Partnership                     November 7, 1996
 an Illinois Limited Partnership (Seller)
Beneficiary of Titleholding Trust
and Northpoint Two Limited Partnership
 an Illinois Limited Partnership (Seller)
Beneficiary of Titleholding Trust
c/o Joseph J. Freed & Associates
Attn: Mr. Larry Freed
1400 S. Wolf Road
Wheeling, IL 60090

    Re:  Aurora Commons Shopping Center, Aurora, IL
         Southpoint Shopping Center, Arlington Heights, IL


Dear Larry;

     This letter represents this corporation's offer to purchase the Aurora Commons Shopping Center consisting of 127,292 net rentable square feet, situated on approximately 18 acres located at the southwest intersection of Route 31 and Indian Trail Road, Aurora, IL and the Southpoint Shopping Center containing 97,030 net rentable square feet situated on approximately 27 acres, located at the northeast corner of Palatine Road and Rand Road in Arlington Heights, IL.

     The above properties shall include all the land and buildings and common facilities, as well as all personalty owned by Seller within the buildings and common areas.

     This corporation or its nominee will consummate this transaction on the following basis:

     1. The purchase price shall be $11,400,000.00 for Aurora Commons Shopping Center, plus or minus prorations and $12,330,000.00 for Southpoint Shopping Center, plus or minus Prorations, with no mortgage contingencies, to be paid at closing on December 6, 1996 (see paragraph 12).

         Purchaser understands and agrees that although Aurora Commons Partnership and Northpoint Two partnership are entering into this agreement together, that each of the representations, warranties and covenants contained herein shall be deemed for each of such Sellers to be independent representations, warranties and covenants for the property owned by the respective Seller. In the event of a breach by one Seller, Purchaser shall not look to the other Seller to remedy such breach.

         As part of the purchase price, Purchaser shall purchase the above properties subject to two non-recourse purchase money wrap-around mortgages in the principal amount of $9,577,475.00 for Aurora Commons Shopping Center and $11,298,996.00 for Southpoint Shopping Center and subject only to two cross-defaulted first mortgages with John Hancock Life Insurance Company. The two wrap-around mortgages shall require monthly interest only payments, in arrears, in the amount of $64,613.89 for Aurora Commons Shopping Center and $76,228.04 for Southpoint Shopping Center. Such payment shall continue for 58 months through October 31, 2001, at which time the entire amount of the purchase money wrap-around mortgages shall be due and payable. The principal balance of the loans shall not be able to be prepaid until January 1, 1998, after which date the loans can be prepaid with a penalty equal to the prepayment penalty charged by John Hancock on the underlying first mortgages. Seller shall deposit release deeds for each wraparound mortgage at closing with an escrowee of Purchaser's choice.

         Purchaser shall be authorized to appoint a servicer or escrowee to effect payments due on the wrap mortgages and the Hancock mortgages. Deposits made by Purchaser to such servicers, escrowees or others to hold funds for payment of the wraparound mortgages or the Hancock mortgages are, and shall always be deemed, funds of the Purchaser and not Seller nor Hancock, and neither Seller nor Hancock shall have a security interest in such deposits, the wraparound mortgages and the Hancock mortgages being non-recourse and Purchaser not assuming the Hancock mortgages

REVISED NOVEMBER 7, 1996
Page 2
------------------------
     Interest earned on any such deposits shall accrue for the benefit of Purchaser. In addition to other proration credits to be given to Purchaser against cash, Purchaser shall be given an up-front $209,250 proration credit from Seller against cash ($96,000 for Aurora Commons and $113,250 for Southpoint) for Purchaser effecting partial purchase price payment through the wraparound mortgages in lieu of Purchasers payment through other means. Purchaser shall also be given credit against cash at closing for December interest on the Hancock mortgages which credit shall be equal to the total interest portion of the last monthly payment due on each of the Hancock mortgages in the amount of $64,613.89 for Aurora Commons and $76,228.03 for Southpoint.

     Said first mortgages subject to customary carve-outs as are contained in the existing loan documents shall be absolutely non-recourse to Purchaser. All of said documents for said mortgages shall be subject to Purchaser's written approval by November 15, 1996 and said mortgages shall be current and without default at closing.

     It will be a condition of closing that the first mortgagee shall approve this entire transaction and shall approve the future transfers of said properties to Inland Real Estate Corporation, formerly known as Inland Monthly Income Fund III, Inland Real Estate Acquisitions, Inc. or any of its affiliates (as defined by IRS Code Section 1563). Any fees or expenses or legal fees incurred other than Purchaser's counsel in obtaining said first mortgages or assigning said first mortgages to Purchaser shall be paid by Seller.

     The balance of the purchase price, plus or minus prorations, shall be paid in cash at closing. Notwithstanding anything to the contrary, the cash from Purchaser shall not exceed $1,822,525.00, plus or minus prorations, for Aurora Commons Shopping Center and $1,031,004.00, plus or minus prorations, for Southpoint Shopping Center.

2. There are no real estate brokerage commissions involved in this transaction.

3. This offer is subject to the occupancy of the above Centers being 100% at the time of closing. Provided however, in the event that it is less than 100% occupied and 100% gross rent collected, then the Seller shall place into escrow an amount equal to the rent and all prorated expenses for that vacancy and any tenant not paying full rent current based on the attached rent roll (any tenant not paying full rent through November will be considered delinquent) ATTACHED AS EXHIBIT D (AS TO DELINQUENCIES, IF
     ANY) AND THE MASTER LEASE SCHEDULE ATTACHED AS EXHIBIT B (AS TO VACANCIES, IF ANY). The amount of the escrow shall be equal to one year of these payments. As an example, if 2,000 square feet were vacant or not paying rent at closing and the rent for that space was $14 and the CAM, tax and insurance were an additional $4, then the escrow would be equivalent to $18 x 2000 square feet x 1 year, or $36,000. The escrow will be based on the attached Master Lease schedule (which are to be updated at closing) for Aurora Commons and Southpoint, see Exhibit B. However, in addition, Seller shall execute a Master Lease by Joseph Freed & Associates and personally guaranteed by Larry Freed, for two years following the closing for all items covered above. Seller shall use its reasonable efforts for 2 years only following the closing to lease the space involved with the above escrow and shall be responsible for any leasing commissions, tenant improvements and any other similar costs associated with placing a third party tenant into said space. Once a tenant reasonably acceptable to Purchaser is placed into said space, and is paying rent current, then the Seller shall be reimbursed from the escrow any amount of funds unused for that space. Any interest derived from said escrow shall belong to Seller. In the event a vacancy IDENTIFIED ON EXHIBIT B STILL EXISTS, on the 13th month through the 24th month following the closing, Joseph Freed & Associates shall pay to Purchaser on the first of the month on a monthly basis all of what is required to be covered in this Paragraph 3. ANY MONIES HELD IN ESCROW FOR A DELINQUENT TENANT WILL BE RELEASED TO SELLER ONCE SUCH TENANT IS BROUGHT CURRENT.

REVISED NOVEMBER 7,1996
Page 3
-----------------------
     In addition, any rent during the 24 month period of the Master Lease that Purchaser receives during said 24 month period from: percentage rent of Venture at Southpoint Shopping Center, any rental amount from tenants that are covered by the Master Lease which pay more than the amount originally projected during the 24 month period, any extra rent from temporary renters which Purchaser may receive shall all be credited to Seller (provided Seller is not then in default) on his Master Lease at the end of the 24-month of the Master Lease.

     Within 30 days following a new tenant being placed in a space covered by the Master Lease and commencing rent payments to the landlord, then any funds still in the Master Lease related to that space shall be released to Joseph Freed & Associates AND NEITHER JOSEPH FREED AND ASSOCIATES, INC. NOR LARRY FREED SHALL HAVE ANY FURTHER LIABILITY FOR SUCH SPACE.

4. Seller represents and warrants that the above referenced property is leased to the tenants described on Exhibit D pursuant to leases under which the tenants pay substantially all of their pro-rata portion of CAM and taxes (except that the Jewel lease has some limitation on CAM) covering the buildings and all of the land, parking areas, reciprocal easements and REA agreements (if any), for the entire terms and option periods. Any concessions given to any tenants (other than the tenants covered under the Master Lease) that extend beyond the closing day that would affect Purchaser shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions.

5. Seller warrants and represents that at closing the property will be free of violations, and the interior and exterior structures will be in a good state of repair, free of leaks and structural problems, and the property will be in full compliance with Federal, State, City and County ordinances, environmental laws, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase or extend (except such extensions provided in the leases), nor is there as of the date hereof any knowledge of contemplated condemnation of any part of the property, nor is there as of the date hereof any knowledge of any current or contemplated special assessments. Seller upon receipt of any notice thereof, will promptly advise Purchaser of any contemplated condemnation of or any special assessment against the property or any part thereof received by Seller between the date hereof and closing and Purchaser shall have the right to terminate this agreement by reason of such condemnation or special assessment. Notwithstanding any other survival provisions herein, the warranty of no violations of environmental laws shall survive indefinitely.

6. Seller warrants and represents that as stated in the leases during the term of the leases the tenants and guarantors are responsible for and pay substantially all of their operating expenses relating to the property on a prorata basis as stated In the leases, except that Jewel's lease has some limitations on CAM.

     Prior to closing, Seller shall not enter into or extend any agreements which will survive closing without Purchaser's approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller. Seller represents and warrants that all of the existing contracts are set forth on Exhibit C. Any work presently in progress on the property shall be completed by Seller prior to closing or within 6 months from closing.

7. As a condition to closing, ten (10) days prior to closing Seller shall furnish Purchaser with estoppel letters dated after the date hereof per the rent rolls ATTACHED AS EXHIBIT D acceptable to Purchaser from 90% of the tenants. The Seller shall give a Master Estoppel Certificate reasonably acceptable to Purchaser for the 10% of the tenants not providing estoppel certificates. The form of estoppel certificate is attached herewith as EXHIBIT A.

8. Seller is responsible for payment of any leasing brokerage fees or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same. Notwithstanding any other survival provisions herein, this warranty shall survive for one year following the exercise of the last renewal options under the existing leases.

REVISED NOVEMBER 7, 1996
Page 4
------------------------
9. This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage according to the terms of their leases to Purchaser for the closing.

10. Seller has delivered to Purchaser an environmental report by Mostardi-Platt Associates, Inc., dated October 14, 1994, and, at Sellers cost prior to closing, shall deliver said report either re-certified and updated to Purchaser or a reliance letter reasonably acceptable to Purchaser from the above environmental company and Seller has also delivered to Purchaser an environmental report by Mostardi-Platt and Associates, Inc. dated October 19, 1994 for the Southpoint Shopping Center and at Seller's cost prior to closing shall deliver said report either recertified and updated to purchaser or a reliance letter reasonably acceptable to Purchaser, from the environmental company.

11. The above sale of the real estate shall be consummated by conveyance of full special warranty deeds from Seller (existing beneficiary of land trust) to Purchaser's designee, with the Seller paying any city, state, or county transfer taxes and all legal fees (except Purchaser's attorney's fees) for the closing, and Seller agrees to reasonably cooperate with Purchaser's lender, if any, and the money lender's escrow.

12.  The closing shall occur through Chicago Title & Trust Company in
     Chicago, Illinois, on December 6, at which time and as a condition of closing title to the above properties shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances (except for the two Hancock first mortgages described in Paragraph 1 above), and an ALTA form B owner's title policy with complete extended coverage and reasonably required endorsements, waiving off all construction, including 3.1 zoning including parking and beneficial interest endorsements (if applicable), paid by Seller, shall be issued, with all warranties and representations surviving the closing, except as otherwise herein provided for two years only. Prorations shall be calculated as of December 1, 1996, provided that Purchaser shall receive from Seller a credit against cash, in addition to other credits Purchaser shall receive, equal to the "cash flow" for December 1996. Cash flow for December 1996 means all income due on or after December 1, 1996 through December 31, 1996, less operating expenses accrued on or after December 1, 1996, and through December 31, 1996 (excluding any tenant improvements or capital items) with debt payments equal to $64,613.89 for Aurora Commons Shopping Center and $76,228.04 for Southpoint Shopping Center. Prorations shall also include prepaid rents, if any, for on or after January 1, 1997, security deposits, tenant CAM and real estate escrow deposits, and similar items of proration. In the absence of ascertainable proration credits, the parties shall reasonably estimate prorations at closing with complete reconciliation of all prorations in cash no later than March 31, 1997. Seller shall be responsible for and pay all 1995 real estate taxes at or prior to closing. 1996 real estate taxes shall be prorated based on 100% of the 1995 bill, with a later reproration of the taxes 60 days after the date when the actual bills are received (with the exception of the real estate taxes for Jewel, Boston Market, Chili's and Olive Garden). During such 60 day period, Purchaser shall use reasonable efforts to collect from tenants any amounts owed by tenants for payment of 1996 taxes. Seller shall credit Purchaser in cash, at the time of reproration, the amount of any payments for 1996 taxes any tenants have not paid and vacancies for which Seller Is responsible. If Purchaser shall receive any such payments from tenants after the reproration date, Purchaser will remit the same to Seller. At closing, no credit will be given to Seller for any past due, unpaid or delinquent rents or reimbursements, but Seller shall have the right to collect such amounts after the closing. Any credits owed to tenants for 1995 taxes will either be paid by Seller directly to the tenants or netted against any CAM expenses due Seller through DECEMBER 31, 1996. 1996 CAM expenses shall be reconciled with other prorations in cash and Seller shall be entitled to collect any deficiencies in such CAM collections from the tenants. Any over collection of such CAM expenses shall be remitted to THE TENANTS. It is understood between Purchaser and Seller that with regard to the percentage rent from Jewel Foods for the period through August 31, 1997, when the percentage rent is paid, Seller shall be entitled to 3-1/2 twelfth's of the percentage rent and Purchaser is entitled to the balance. NOTWITHSTANDING THE FOREGOING, PURCHASER SHALL NOT BE ENTITLED TO ANY CREDIT AND SELLER SHALL RETAIN ALL CAM COLLECTIONS AND TAX

REVISED NOVEMBER 7, 1996
Page 5
------------------------
     COLLECTIONS FOR 1996 UNTIL FINAL RECONCILIATION AS DESCRIBED ABOVE.

13. If any third party reports are completed for Purchaser, then Purchaser shall give Seller a copy of same prior to closing.

14. It shall be a condition to closing that neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing. As of the date hereof, Seller represents and warrants that it has no knowledge of pending litigation or any knowledge of any threatened litigation. Seller, upon receipt of any notice thereof, will promptly advise Purchaser if any litigation is initiated or threatened between the date hereof and closing and Purchaser shall have the right to terminate this agreement by reason of such litigation.

15. Seller agrees to indemnify and hold Purchaser harmless with regard to any unpaid Illinois Department of Revenue ("Department") tax lien by producing the required certificate(s) and escrowing funds at closing, if required by the Department, and prior to closing Seller shall be responsible for and comply with the requirements of Illinois Revised Statutes, Chapter 111-1/2 (Sections 1020 through 1022.19) regarding Land and Refuse Disposal, Title V of the Environmental Protection Act, and Chapter 30 (Sections 901 through 907) regarding the Responsible Property Transfer Act of 1988.

     Seller warrants and represents that he has paid all unemployment taxes to date, if applicable.

16. Prior to closing, Seller shall furnish to Purchaser copies of all unexpired guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the properties.

17. Prior to closing, in addition to the title stated above, Seller must provide an urban Class A ALTA spotted survey certified to purchaser for each property according to current ALTA/ASCM Standards which shall spot the improvements and disclose the number of acres, and detail and describe easements, encroachments, roadways, building areas, etc. By November 15, 1996, Seller shall supply to Purchaser a current title commitment for the title required in Paragraph 12, including all recorded documents and including Seller's financing documents.

18. Seller agrees to put any and all vacant stores into a "vanilla box" condition prior to closing.

19. The Purchaser shall have until November 30, 1996 to do his due diligence, during which time the Purchaser can terminate this agreement for any reason whatsoever. In addition, it is understood that the Seller is working diligently to get an agreement from the first mortgagee, Hancock, to be able to conclude this transaction in its entirety. It is understood that this agreement is contingent upon Seller successfully concluding an assumption arrangement SATISFACTORY TO SELLER IN ITS SOLE DISCRETION with Hancock by November 15, 1996. If Seller is unable to conclude such arrangement then Seller may terminate this agreement by November 15, 1996. If Purchaser and Seller are unable to come to an agreement on a more detailed contract by November 15, 1996, then this agreement shall be the only agreement between Purchaser and Seller for the closing.

20. The provisions of the Uniform Vendor and Purchaser Risk Act of the State of Illinois shall be applicable to the Agreement.

21. Notwithstanding anything contained herein to the contrary, if a breach of representation or warranty which was not willfully caused is discovered prior to closing and the cost to cure same exceeds $200,000 per property, Seller shall have the right to terminate this contract without any further liability or at Purchaser's option, Purchaser may accept a $200,000 credit per property and close waiving the right to pursue Seller with respect to such breach of representation or warranty. Nothing herein shall be construed so as to not require Seller to pay off all liens of record at closing (except the two Hancock first mortgages).

REVISED NOVEMBER 7, 1996
Page 6
------------------------
22. Prior to closing, it shall be the Seller's responsibility and at Seller's cost to improve the parking lot at the Aurora Commons Shopping Center by cutting and patching, where necessary, and striping the entire lot. All costs are to be paid by Seller prior to closing and Seller shall be able to bill-back the tenants for said improvements.

     This offer is, of course, predicated upon the Purchaser's review and written approval of the existing leases, new leases, lease modifications (if any), REA agreements, tenants' and guarantors' financial statements, sales figures, representations of income and expenses made by Seller, site inspection, survey, title, etc., and at least one year (1995) of audited operating statements from Warady & Davis on said property is required that can be used in a public offering and in the form of the example set forth on Exhibit E. Purchaser shall be responsible for the first $3,000 of said audit costs for each property to be paid at closing. Purchaser shall be deemed to have approved all said items if written notice of disapproval is not received by Seller by fax or other method of written notice by 5:00 p.m. on November 30, 1996.

     If this offer is acceptable, please have the Seller sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by NOVEMBER 8, 1996.

ACCEPTED:                           Sincerely,

AURORA COMMONS LIMITED PARTNERSHIP  INLAND REAL ESTATE ACQUISITIONS, INC.
an Illinois Limited Partnership     or nominee
BY: AURORA COMMONS, INC.
By:  [signature]                    /s/ G. Joseph Cosenza
     -----------------------------
Date: 11/08/96                      G. Joseph Cosenza
     -----------------------------  Vice Chairman


ACCEPTED:

NORTHPOINT TWO LIMITED PARTNERSHIP
an Illinois limited partnership
By: Northpoint II, Inc.

By:  [signature]
     -----------------------------

Date: 11/08/96
     -----------------------------
smb

                        TENANT'S ESTOPPEL CERTIFICATE                "EXHIBIT A"

LESSOR:     LaSalle National Trust N.A. U/T/A/ # 110886 dated February 27, 1986


TENANT:

PREMISES:   Aurora Commons, southwest intersection of Rt. 31 and Indian Trail
            Road, Aurora, Illinois

The undersigned tenant (hereinafter called "Tenant") hereby certifies to INLAND REAL ESTATE CORPORATION as of the date hereof the following:

1.      The original lease is for a term of     beginning       and ending


2.      The fixed minimum rental is     until the       month, then adjusted to

3.      There is $_________ security deposit being held by Landlord.

4. There is no default on the part of the Landlord or Tenant and no conditions exist which, with the passage of time, would render a default.

5. To the Tenant's knowledge, the Landlord has completed all work and tenant improvements required to be completed.

6. The tenant has accepted the Premises and is in full and complete possession thereof.

7. This Certificate shall be binding upon the tenant and its successors and assigns and shall inure to the benefit of INLAND REAL ESTATE CORPORATION, and or its successors and assigns.


_______________________
TENANT

BY:  _________________

TITLE: _______________

DATE: ________________

                        TENANT'S ESTOPPEL CERTIFICATE               "Exhibit A"

LESSOR:   LaSalle National Trust N.A. U/T/A/#111531 dated September 11, 1986


TENANT:

PREMISES:  Southpoint, southeast corner of Rand & Palatine Roads,
           Arlington Heights, Illinois

The undersigned tenant (hereinafter called "Tenant") hereby certifies to INLAND REAL ESTATE CORPORATION as of the date hereof the following:

1.  The original lease is for a term of        beginning        and ending

2.  The fixed minimum rental is          until the       month, then adjusted
    to

3.  There is $             security deposit being held by Landlord.
               ----------

4. There is no default on the part of the Landlord or Tenant and no conditions exist which, with the passage of time, would render a default.

5. To the Tenant's knowledge, the Landlord has completed all work and tenant improvements required to be completed.

6. The tenant has accepted the Premises and is in full and complete possession thereof.

7. This Certificate shall be binding upon the tenant and its successors and assigns and shall inure to the benefit of INLAND REAL ESTATE CORPORATION, and or its successors and assigns.


--------------------------
TENANT

BY:
    ----------------------

TITLE:
       -------------------

DATE:
      --------------------

                         JOSEPH FREED AND ASSOCIATES
                           MASTER LEASE OBLIGATIONS
                     AURORA COMMONS AND SOUTHPOINT SALES


                                                               EXHIBIT B

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ONE              TWO YEAR TOTAL
                                             MINIMUM                         ----------------------   --------------------------
SPACE                             SQUARE    RENT PER    EXTRAS       TOTAL   MINIMUM           TOTAL    MINIMUM             TOTAL
NUMER     PROSPECTIVE TENANT       FEET      SQ. FT.   PER SQ. FT.   RENT     RENT   EXTRAS    RENT      RENT     EXTRAS    RENT
-----------------------------------------------------------------------------------------------------------------------------------
            SOUTHPOINT CENTER

2a           Laser Quest           8,500      $8.00     $7.88      $15.88   68,000    66,980   134,980   136,000   133,960   269,960
2b           Caribou Coffee        1,660     $19.00     $7.88      $26.88   31,540    13,081    44,621    63,080    26,162    89,242
15           Remaining Saxons      3,311     $17.00     $7.88      $24.88   56,287    26,091    82,378   112,574    52,181   164,755
-----------------------------------------------------------------------------------------------------------------------------------

                    GRAND TOTAL    13,471                                  155,827   106,151   261,978   311,654   212,303   523,957


                            SERVICE CONTRACTS FOR
11/05/96                 SOUTHPOINT SHOPPING CENTER


                                                            EXHIBIT C

----------------------------------------------------------------------------------------------------------------------------------
                                                         BILING AMOUNT                  TERM
VENDOR                   TYPE OF SERVICE                ----------------          ----------------       30 DAY       COMMENTS
                                                        ANNUAL    MONTHLY         START         END    CANCELLATION
----------------------------------------------------------------------------------------------------------------------------------
Anderson Pest             Extermination
Security Link             Fire Alarm Monitor (Center)               $198.00      08/06/89      On Going     Yes
Security Link             Fire Alarm Monitor (Outlot)                            08/06/89      On Going     Yes
LV Tech                   Fire Alarm Testing                      $1,040.00      03/13/96      03/12/97     Yes
American Engineering      HVAC Maint.                                            09/30/95      09/30/96     Yes    Contract expired
R. Glass Landscape        Landscaping                               $975.00      04/01/96      11/01/96     Yes    Contract expired
BFI                       Scavenger                      $0.00        $0.00
Arlington Power           Snow Removal                                           11/01/96      04/15/97     Yes
Sweep It Up               Sweeping                                $1,450.00      08/01/94      On Going     Yes
Red's Towing              Towing                                                                            Yes     125.00 per car
IDOT                      Traffic Signal Maint.            N/A
-----------------------------------------------------------------------------------------------------------------------------------

                            SERVICE CONTRACTS FOR
11/05/96                 AURORA COMMONS SHOPPING CENTER


                                                            EXHIBIT C

----------------------------------------------------------------------------------------------------------------------------------
                                                         BILLING AMOUNT                 TERM
VENDOR                   TYPE OF SERVICE                ----------------          ----------------       30 DAY       COMMENTS
                                                        ANNUAL    MONTHLY         START         END    CANCELLATION
----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo           Fire Alarm Monitor (Center)               $645.69      11/05/86      On Going   Yes         Billed Quarterly
Wells Fargo           Fire Alarm Monitor (Outlot)               $298.87      11/05/86      On Going   Yes         Billed Quarterly
Wells Fargo           Fire Alarm Monitor Testing     N/A                     11/05/86      On Going   N/A         Incl. in
                                                                                                                    monitoring
C & D Heating         HVAC Maint.                  $3,845.00                 01/01/96      12/31/96   Yes         Billed Quarterly,
                                                                                                                   per unit
R. Glass Landscape    Landscaping                  $4,970.00                 04/01/96      11/01/96   Expired     7 month:
                                                                                                                    See contract
City of Aurora        Police Ticketing              $100.00                                                       Waiting for
                                                                                                                    signed letter
BFI                   Scavenger                                 $127.00      10/01/89      On Going   No          See term clause


Steven Cameron        Snow Removal                                           11/01/96      04/15/97   No          Per snow fall
Steven Cameron        Sweeping                                $2,614.00      07/15/95      07/15/96   Yes         5 day notice
Ray's Towing          Towing                          N/A                    10/11/91      On Going   Yes         125.00 per car
---------------------------------------------------------------------------------------------------------------------------------



                                                                                                          EXHIBIT D   10/23/96

R705A                                            SOUTHPOINT SHOPPING CENTER
                                                      RENT FOR 1996

                                                                Square       Lease       Lease     Tenant       See   Annualized
Unit/S/Ten      DBA NAME                                  LSC   Footage    Expiration    Commence   Type        Note    Amount
----------      ----------------------------------------------  -------    ----------    --------  --------    ------  -----------
500    9999     VACANT                                     1    11,960
610 A  6640     NAILS 2001                                       1,200      12/31/1998  12/21/95     LOCAL        **     20,400.00
610 B  7762     SALLY BEAUTY SUPPLY                              1,668      12/31/20O0  12/11/95     PRIME        **     25,020.00
630    2334     CHILDREN'S ORCHARD                               1,666       3/31/2000   3/18/95     LOCAL        **     24,990.00
650    9551     WE CARE HAIR-SUBLESSEE                           1,066       4/30/2001   4/11/91     PRIME        **     24,720.60
110    4285     PAUL HARRIS                                      4,215       6/30/2003   6/15/93     PRIME        **     63,225.00
130    3875     CNC                                              1,038      11/30/2003  11/06/93     PRIME        **     20,116.44
140    3580     FLETCHER-LEE ART SUPPLY OUTLET                   1,438      11/30/1997  11/15/89     LOCAL        **     26,646.12
150    7000     PAYLESS SHOESOURCE                               2,630      10/31/1999  10/27/89     PRIME        **     54,000.00
160    0600     ALL FOR ONE                                      3,453       5/31/1997   5/18/92     PRIME        **     56,974.56
180 B  4237     HAMMETTS LEARNING WORLD                          3,821       5/31/2001   4/13/90     PRIME        **     73,095.72
200 A  7151     PET CARE +                                       6,264      12/31/2001  11/24/89     PRIME        **     87,696.00
200 B  9999     VACANT                                     1     5,405
220    7370     THE PRUDENTIAL PREFERRED PROP.                   9,406       2/28/2002   2/25/97     LOCAL        **    131,684.04
010    7296     PRESTIGE CLEANERS - ASSIGNEE                     1,135      10/31/1999  11/01/89     LOCAL        **     19,295.04
020    6930     PAULOGRUTO'S REST. -ASSIGNEE                     1,135       9/30/1999   9/04/90     LOCAL        **     17,247.72
030    6867     PAX-MAIL-ASSIGNEE                                1,135       2/28/1999   2/26/90     PRIME        **     18,999.96
040    3700     FUNCOLAND                                        2,265       5/31/1997  11/19/92                          9,060.00
060    9260     USED CD STORE                                    1,495       4/30/1997   5/01/96     LOCAL        **     15,697.56
070    7520     REALTY EXECUTIVES                                2,623       8/31/1999   8/15/95     LOCAL        **     23,607.00
010    3387     PEARLE EXPRESS                                   4,658      12/31/1999  12/21/89     PRIME        **    135,081.96
020    2360     CIGARETTES CHEAPER                                 985      12/31/1998  12/02/95                  **     19,700.04
030    8779     SUBWAY                                           1,190       2/28/2000   3/01/90     PRIME        **     35,700.00
040    7635     RITZ CAMERA ONE HOUR PHOTO                       1,359       2/28/2002   2/26/92     PRIME        **     28,500.00
060    1461     THE BEDDING EXPERTS                              1,831       3/31/1999   3/23/96     LOCAL        **     33,873.48
070    1520     BLOCKBUSTER VIDEO                                6,984      10/31/1999  10/29/89     PRIME        **    127,458.00
000    2365     CHILI'S                                          5,995      10/31/2009  10/02/89     PRIME        **     75,000.00
000    6750     OLIVE GARDEN                                     9,010       9/30/1999   9/28/89     PRIME        **    111,999.96
                                                               ========                                                 ==========
                                                               178,405                                                1,279,789.20





                                                                                                          EXHIBIT D   10/23/96

R705A                                            SOUTHPOINT SHOPPING CENTER
                                                      RENT FOR 1996

                                                                $ Per          05        12         14         29            35
Unit/S/Ten      DBA NAME                                        Sq Ft         CAM      SPRINKLER   R.E. TAX  FIRE INS.     LIA INS.
----------      ----------------------------------------------  -------    ----------  --------  ----------  ---------   -----------
500    9999     VACANT
610 A  6640     NAILS 2001                                      17.00     1,224.00      30.00    6,384.00    120.00        240.00
610 B  7762     SALLY BEAUTY SUPPLY                             15.00     1,704.00      41.76    8,868.00    166.80        333.60
630    2334     CHILDREN'S ORCHARD                              15.00     1,704.00      41.64    8,748.00    166.56        333.24
650    9551     WE CARE HAIR-SUBLESSEE                          23.19     1,092.00      21.36    6,228.00    106.56        266.52
110    4285     PAUL HARRIS                                     15.00     3,552.00     105.00   24,636.00    421.56      1,053.72
130    3875     CNC                                             19.38     1,056.00      25.92    6,072.00    102.96        259.56
140    3580     FLETCHER-LEE ART SUPPLY OUTLET                  18.53     1,464.00      28.80    8,400.00    143.76        503.28
150    7000     PAYLESS SHOESOURCE                              20.53     2,688.00      52.56   15,372.00    263.04        920.52
160    0600     ALL FOR ONE                                     16.50     3,528.00      69.12   20,184.00    345.36        863.28
180 B  4237     HAMMETTS LEARNING WORLD                         19.13     3,396.00      76.44   22,356.00    382.08      1,337.40
200 A  7151     PET CARE +                                      14.00     6,396.00     125.28   36,612.00    626.40      2,192.40
200 B  9999     VACANT
220    7370     THE PRUDENTIAL PREFERRED PROP.                  14.00    10,344.00     376.20   57,852.00    940.56      4,703.04
010    7296     PRESTIGE CLEANERS - ASSIGNEE                    17.00     1,236.00      22.68    6,636.00    113.52        397.20
020    6930     PAULOGRUTO'S REST. -ASSIGNEE                    15.20     1,164.00      22.68    6,636.00    113.52        397.20
030    6867     PAX-MAIL-ASSIGNEE                               16.74     1,008.00      22.68    6,636.00    113.52        397.20
040    3700     FUNCOLAND                                        4.00     2,316.00     118.92   13,236.00    226.56        566.28
060    9260     USED CD STORE                                   10.50     1,644.00      59.76    9,204.00    149.52        224.28
070    7520     REALTY EXECUTIVES                                9.00     2,676.00      65.64   13,776.00    262.32        524.64
010    3387     PEARLE EXPRESS                                  29.00     4,632.00      93.12   27,228.00    465.84      1,630.32
020    2360     CIGARETTES CHEAPER                              20.00     1,008.00      24.60    5,244.00     98.52        197.04
030    8779     SUBWAY                                          30.00     1,212.00      23.76    6,960.00    119.04        416.52
040    7635     RITZ CAMERA ONE HOUR PHOTO                      20.97     1,392.00      27.24    7,944.00    135.96        339.72
060    1461     THE BEDDING EXPERTS                             18.50     1,632.00      45.84   10,704.00    183.12        366.24
070    1520     BLOCKBUSTER VIDEO                               18.25     7,140.00     139.68   40,812.00    698.40      2,444.40
000    2365     CHILI'S                                         12.51     6,444.00        .00   55,044.00       .00           .00
000    6750     OLIVE GARDEN                                    12.43     9,684.00        .00  105,648.00       .00           .00
                                                                         =========   ========  ==========  ========     =========
                                                                         81,336.00   1,661.04  537,420.00  6,465.48     20,907.60







                                                                                                          EXHIBIT D   10/23/96

AR705A                                               AURORA COMMONS
                                                      RENT FOR 1996

                                                       Square       Lease       Lease     Tenant    See         Annulaized
Unit/S/Ten      DBA NAME                      LSC      Footage    Expiration    Commence   Type    Note         Amount
----------      ------------------------------------  ----------  -------    ----------    --------  --------    ---------

2010    7570     REMCO, ASSIGNEE                         2,396     10/31/1999    11/01/91              **        34,741.92
2020    4232     H & R BLOCK                             1,954      4/30/2001     1/09/89   PRIME      **        31,952.88
2030    2370     CHINA PLACE                             1,954      0/00/0000     0/00/00   LOCAL                23,936.52
2050    7760     SALLY BEAUTY SUPPLY                     1,954     11/30/1999    11/30/89   PRIME      **        31,263.96
2060    3520     FASHIONS UNDER S10                      1,954     10/31/1998    11/01/88   LOCAL                28,332.96
2070    4800     INSURE ONE                              1,667      8/31/1996     8/11/93              **        28,005.60
2080    1544     BO RICS                                 1,498      2/28/1997     2/12/87   PRIME                26,964.00
2090    7145     INTERIM PERSONNEL                       1,005      8/31/1998    10/26/88   LOCAL                15,848.88
2090 A  4502     HOLLYWOOD NAILS - ASSIGNEE              1,O39      5/31/l997     5/17/95   LOCAL                18,182.40
2110    7000     PAYLESS SHOE SOURCE                     2,553      5/31/1997     5/02/87   PRIME                40,848.00
2120    6650     NORWEST FINANCIAL                       1,593     10/31/2001    10/27/91              **        23,496.72
2130 A  8506     SIZES UNLIMITED                         6,833      4/30/2007     4/l6/95   PRIME      **        68,330.04
2130 C  2965     DOTS                                    3,455      1/31/1999     6/09/94   PRIME      **        43,187.52
2160    0986     AURORA TRAVEL- ASSIGNEE                   666      1/31/1998    12/30/89   LOCAL      **        16,010.64
2170    8975     TRAX AUTO                               5,931      1/31/1998    12/15/89   PRIME      **        62,270.28
218O    3421     FAMOUS FOOTWEAR                         6,647     10/31/2001    10/15/91   PRIME      **        59,823.00
2190    2900     DOLLAR BILLS                            3,873      1/31/2001     5/05/90   PRIME      **        46,476.00
2200    4880     JEWEL/OSCO                             64,965      8/31/2009     8/24/89   PRIME      **       389,790.00
7510    2361     CIGARETTES CHEAPER!                     1,023      2/28/1999     2/20/96              **        16,879.44
7520    6806     1 HR. PHOTO                               865      6/30/1998     6/29/90   LOCAL      **        15,734.40
7525    7525     RED WING SHOES                          1,106     12/31/1999    12/05/94   PRIME      **        15,484 08
7530    7715     ROYAL JEWELERS                          1,388      1/30/1999    11/11/89   LOCAL      **        26,371.92
7560    1520     BLOCKBUSTER VIDEO                       7,890     11/30/1999    11/08/89   PRIME      **       lO8,487.56
8500    1550     BOSTON MARKET                           3,083     11/30/1999    11/16/94              **        33,999.96
                                                      ========                                                 ===========
                                                       217,481                                                1,206,418.68



                                                                                                          EXHIBIT D   10/23/96

R705A                                                AURORA COMMONS
                                                      RENT FOR 1996

                                                       $ Per         05        12         14              29                35
Unit/S/Ten      DBA NAME                               Sq Ft        CAM      SPRINKLER   R.E. TAX       FIRE INS.         LIA INS.
----------      ------------------------------------  ------  -----------  -----------   ---------     ----------       -----------

2010    7570     REMCO, ASSIGNEE                       14.50     3,060.00        131.76   6,348.00          239.64           599.04
2020    4232     H & R BLOCK                           16.35     2,496.00         97.68   5,172.00          195.36           586.20
2030    2370     CHINA PLACE                           12.25          .00           .00        .00             .00              .00
2050    7760     SALLY BEAUTY SUPPLY                   16.00     2,496.00         97.68   5,172.00          195.36           586.20
2060    3520     FASHIONS UNDER S10                    14.50     2,328.00         97.68   5,172.00          195.36           586.20
2070    4800     INSURE ONE                            16.80     2,124.00        100.08   4,416.00          166.68           416.76
2080    1544     BO RICS                               18.00     1,776.00         74.88   3,972.00          149.76           449.40
2090    7145     INTERIM PERSONNEL                     15.77     1,200.00         50.28   2,664.00          100.56           301.56
2090 A  4502     HOLLYWOOD NAILS - ASSIGNEE            17.50     1,320.00         62.40   2,700.00          103.92           207.84
2110    7000     PAYLESS SHOE SOURCE                   16.00     3,036.00        127.68   6,768.00          255.36           765.96
2120    6650     NORWEST FINANCIAL                     14.75     2,028.00         87.60   4,224.00          159.36           398.28
2130 A  8506     SIZES UNLIMITED                       10.00     4,848.00        410.04  17,760.00          683.28         1,366.56
2130 C  2965     DOTS                                  12.50     4,116.00        207.36   9,156.00          345.48           690.96
2160    0986     AURORA TRAVEL- ASSIGNEE               24.04       852.00         33.36   1,764.00           66.60           199.80
2170    8975     TRAX AUTO                             10.50     7,296.00        298.08  15,708.00          593.04         1,779.12
218O    3421     FAMOUS FOOTWEAR                        9.00     8,472.00        365.64  17,616.00          664.68         1,661.76
2190    2900     DOLLAR BILLS                          12.00     4,932.00        193.68  10,260.00          387.36         1,164.00
2200    4880     JEWEL/OSCO                             6.00    29,234.28           .00        .00             .00              .00
7510    2361     CIGARETTES CHEAPER!                   16.50       864.00         61.44   2,664.00          102.36           204.60
7520    6806     1 HR. PHOTO                           18.19     1,104.00         71.40   2,292.00           86.52           259.56
7525    7525     RED WING SHOES                        14.00     1,404.00         66.36   2,928.00          110.64           221.16
7530    7715     ROYAL JEWELERS                        19.00     1,764.00        114.48   3,672.00          138.84           416.40
7560    1520     BLOCKBUSTER VIDEO                     13.75    10,056.00        651.00  20,904.00          789.00         2,367.00
8500    1550     BOSTON MARKET                         11.03     3,324.00           .00   1,356.00             .00              .00
                                                               ==========      ======== ==========      ==========       ==========
                                                               104,954.28      3,400.56 152,688.00        5,729.16        15,228.36



                [JOSEPH FREED AND ASSOCIATES, INC. Letterhead]


                                       Writer's Direct Line: (847) 215-5347


November 15, 1996

Elliot B. Kamenear
Counsel
Inland Real Estate Acquisitions, Inc.
2901 Butterfield Road
Oak Brook IL  60521

                 Re: Aurora Commons Shoppping Center, Aurora, Illinois and Southpoint Shopping Center, Arlington Heights, Illinois



Dear Elliot:

        Reference is hereby made to that certain letter agreement ("Contract") dated November 7, 1996 between the undersigned and Inland Real Estate Acquisitions, Inc. ("Purchaser") relating to the sale of the captioned properties.

        Please confirm your agreement to extend the November 15, 1996 date referred to in Section 19 of the Contract and the 5th Paragraph of Section 1 of the Contract to Friday, November 22, 1996.

        Also, confirm that the November 30, 1996 date (due diligence expiration) in the second to the last paragraph is extended to December 6, 1996 and Closing Date in Section 12 shall be December 20, 1996.

Elliot B. Kamenear                                                  Page 2
Inland Realty Acquisitions, Inc.
Re:  Aurora Commons/Southpoint
Extensions letter                                              November 15, 1996
--------------------------------------------------------------------------------

        Please acknowledge your agreement to the foregoing by returning to me a duly executed counterpart of this letter.


AURORA COMMONS PARTNERSHIP              NORTHPOINT TWO LIMITED
LIMITED PARTNERSHIP, an Illinois        PARTNERSHIP, an Illinois limited
limited partnership                     partnership

By: AURORA COMMONS, INC.                By: NORTHPOINT II, INC.

By: /s/                                 By: /s/
   -------------------------------         -------------------------------
  Name:                                   Name:
       ---------------------------             ---------------------------
  Title:                                  Title:
        --------------------------              --------------------------


ACCEPTED AND ACKNOWLEDGED
THIS 15th DAY OF NOVEMBER 1996:


INLAND REAL ESTATE ACQUISITIONS, INC.

By: /s/ G. Joseph Cosenza
   -------------------------------
  Name: G. Joseph Cosenza
       ---------------------------
  Title: Vice Chairman
        --------------------------
  Date: 11/15/96
       ---------------------------


THF:cmf

                             [INLAND LETTERHEAD]

                              December 16, 1996


Ms. Ellen Butor
JOSEPH FREED & ASSOCIATES, INC.
1400 S. Wolf Road
Bldg. 100
Wheeling, IL 60090-6524

           RE: Aurora Commons Shopping Center, Aurora, Illinois and Southpoint Shopping Center, Arlington Heights, Illinois

Dear Ellen:

     Reference is hereby made to that certain letter agreement dated November 7, 1996 as amended by a November 15, 1996 letter agreement ("Contract") between Aurora Commons Partnership Limited Partnership and Northpoint Two Limited Partnership (collectively referred to as "Seller") and Inland Real Estate Acquisitions, Inc. ("Purchaser") relating to the sale of the captioned properties.

     The contract was cancelled by Purchaser on December 5, 1996, as permitted by the Contract. Effective today, the parties wish to reinstate the Contract and amend the Contract as follows:

          a) That the December 6, 1996 date (due diligence expiration) in Paragraph 19 and in the second to the last paragraph of the Contract, is extended to December 20, 1996 and that the December 20, 1996 Closing Date in Paragraph 12 shall be January 16, 1997. Prorations shall be as of December 31, 1996 and Purchaser shall be entitled to January 1997 cash flow in lieu of December 1996 cash flow.

          b) In connection with the master lease escrow under Paragraph 3, if (i) a lease for a tenant reasonably acceptable to Purchaser is obtained by Seller prior to closing and (ii) if under the terms of such lease rent thereunder is not to commence until after Closing, then in such event, the amount to be deposited by Seller into the escrow as security for rent due for the leased space shall be the amount of the rent otherwise due for such period of non-payment at the rate of rent due under the lease when rent commences. The attached Exhibit B (Revised) shall replace Exhibit B to the Contract. The tenants listed on Exhibit B (Revised) as Laser Quest, HFC and Prudential Preferred shall not be included in the Master Lease but Purchaser shall receive the credits described on such Exhibit B (Revised).

          c) Seller reserves the right to engage in a simultaneous exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, at Closing and in connection therewith Seller may assign its rights, but not its obligations, under the Contract to

                          WE'RE BUYING REAL ESTATE

JOSEPH FREED & ASSOCIATES, INC.
December 16, 1996
Page two
           a Qualified Intermediary as provided in the appropriate IRS Regulations; provided, however, such exchange shall be at Seller's sole cost, Purchaser shall have no liability in connection with such an exchange transaction, the John Hancock Life Insurance Company loans shall not be affected thereby (or Seller at its cost obtains Hancock's consent therefor) and the closing of Purchaser's acquisition of the Shopping Centers shall not be delayed as a result of Seller's exchange.

     On or before December 19, 1996, provided Seller has executed this letter agreement, Purchaser shall deposit the S250,000.00 earnest money with Chicago Title and Trust Company and the attorneys for the parties shall execute the escrow instructions attached hereto as Exhibit A. If the Contract is not terminated by December 20, 1996, the earnest money shall be non-refundable subject to any Seller default.

     Please acknowledge your agreement to the foregoing by returning to me a duly executed counterpart of this letter no later than December 17, 1996.

                                   Cordially,

                                  INLAND REAL ESTATE ACQUISITIONS, INC.

                                  G. Joseph Cosenza
                                  Vice Chairman
GJC:tmn

ACCEPTED AND ACKNOWLEDGED THIS 17TH DAY OF DECEMBER, 1996

AURORA COMMONS LIMITED                  NORTHPOINT TWO LIMITED
PARTNERSHIP, an Illinois limited        PARTNERSHIP, an Illinois limited
partnership                             partnership
By: AURORA COMMONS, INC.                By: NORTHPOINT II, INC.
By:                                     By:
     ----------------------------            ---------------------------
Its:                                    Its:
     ----------------------------            ---------------------------

                           JOINT ORDER ESCROW TRUST

Escrow Trust No.________________       Chicago,IL ______________________19____

To: Chicago Title and Trust Company, Escrow Trustee:

THE ACCOMPANYING        TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00)
                ---------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ARE DEPOSITED WITH THE CHICAGO TITLE AND TRUST COMPANY AS ESCROW TRUSTEE TO BE DELIVERED BY IT ONLY UPON THE JOINT ORDER OF THE UNDERSIGNED OR THEIR RESPECTIVE LEGAL REPRESENTATIVES OR ASSIGNS except as below provided.

        THE CHICAGO TITLE AND TRUST COMPANY AS ESCROW TRUSTEE IS HEREBY EXPRESSLY AUTHORIZED TO DISREGARD IN ITS SOLE DISCRETION ANY AND ALL NOTICES OR WARNINGS GIVEN BY ANY OF THE PARTIES HERETO OR BY ANY OTHER PERSON OR CORPORATION, BUT THE SAID ESCROW TRUSTEE IS HEREBY EXPRESSLY AUTHORIZED TO REGARD AND TO COMPLY WITH AND OBEY ANY AND ALL ORDERS JUDGMENTS OR DECREES ENTERED OR ISSUED BY ANY COURT WITH OR WITHOUT JURISDICTION, AND IN CASE THE SAID ESCROW TRUSTEE OBEYS OR COMPLIES WITH ANY SUCH ORDER JUDGMENT OR DECREE OF ANY COURT IT SHALL NOT BE LIABLE TO ANY OF THE PARTIES HERETO OR ANY OTHER PERSON, FIRM OR CORPORATION BY REASON OF SUCH COMPLIANCE NOTWITHSTANDING ANY SUCH ORDER JUDGEMENT OR DECREE BE ENTERED WITHOUT JURISDICTION OR BE SUBSEQUENTLY REVERSED, MODIFIED, ANNULLED, SET ASIDE OR VACATED IN CASE OF ANY SUIT OR PROCEEDING REGARDING THIS ESCROW TRUST. TO WHICH SAID ESCROW TRUSTEE
IS OR MAY BE AT ANY TIME A PARTY IT SHALL HAVE A LIEN ON THE CONTENTS HEREOF FOR ANY AND ALL COSTS ATTORNEYS AND SOLICITORS FEES WHETHER SUCH ATTORNEYS OR SOLICITORS SHALL BE REGULARLY RETAINED OR SPECIALLY EMPLOYED AND OTHER EXPENSES WHICH IT MAY HAVE INCURRED OR BECOME LIABLE FOR ON ACCOUNT THEREOF, AND IT SHALL BE ENTITLED TO REIMBURSE ITSELF THEREFORE OUT OF SAID DEPOSIT AND THE UNDERSIGNED JOINTLY AND SEVERALLY AGREE TO PAY TO SAID ESCROW TRUSTEE UPON DEMAND ALL SUCH COSTS, FEES AND EXPENSES SO INCURRED.

        ESCROW TRUSTEE WILL, UPON REQUEST, FURNISH INFORMATION CONCERNING ITS PROCEDURES AND FEE SCHEDULES FOR INVESTMENT.

        EXCEPT AS TO DEPOSITS OF FUNDS FOR WHICH ESCROW TRUSTEE HAS RECEIVED EXPRESS WRITTEN DIRECTION CONCERNING INVESTMENT OR OTHER HANDLING THE PARTIES HERETO AGREE THAT THE ESCROW TRUSTEE SHALL BE UNDER NO DUTY TO INVEST OR REINVEST ANY DEPOSITS AT ANY TIME HELD BY IT HEREUNDER, AND FURTHER, THAT ESCROW TRUSTEE MAY COMMINGLE SUCH DEPOSITS WITH OTHER DEPOSITS OR WITH ITS OWN FUNDS
IN THE MANNER PROVIDED FOR THE ADMINISTRATION OF FUNDS UNDER SECTION 3 OF THE ILLINOIS TRUST COMPANIES ACT (C 32 1289 ILL REV STAT) AND MAY USE ANY PART OR ALL SUCH FUNDS FOR ITS OWN BENEFIT WITHOUT OBLIGATION TO ANY PARTY FOR INTEREST OR EARNINGS DERIVED THEREBY, IF ANY, PROVIDED HOWEVER NOTHING HEREIN SHALL DIMINISH ESCROW TRUSTEE'S OBLIGATION TO APPLY THE FULL AMOUNT OF THE DEPOSITS
IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

        IN THE EVENT THE ESCROW TRUSTEE IS REQUESTED TO INVEST DEPOSITS HEREUNDER CHICAGO TITLE AND TRUST COMPANY IS NOT TO BE HELD RESPONSIBLE FOR ANY LOSS OF PRINCIPAL OR INTEREST WHICH MAY BE INCURRED AS A RESULT OF MAKING THE INVESTMENTS OR REDEEMING SAID INVESTMENT FOR THE PURPOSES OF THIS ESCROW TRUST.

        IN NO CASE SHALL THE ABOVE MENTIONED DEPOSITS BE SURRENDERED EXCEPT ON AN ORDER SIGNED BY THE PARTIES HERETO, THEIR RESPECTIVE LEGAL REPRESENTATIVES OR ASSIGNS OR IN OBEDIENCE TO THE PROCESS OR ORDER OF A COURT AS AFORESAID EXCEPT AS BELOW PROVIDED.

        ESCROW TRUSTEE FEE IS TO BE CHARGED ONE HALF TO EACH PARTY. ESCROWED FUNDS MAY BE INVESTED AT PURCHASER'S DIRECTION WITH ALL INTEREST PAYABLE TO, AND INVESTMENT FEES PAID BY, PURCHASER.

ESCROW TRUSTEE IS DIRECTED, WITHOUT NOTICE OR ADDITIONAL DIRECTION FROM
SELLER, TO REFUND ALL FUNDS ON DEPOSIT, AND ANY INTEREST EARNED THEREON, TO PURCHASER ON DEMAND IN THE EVENT ESCROW TRUSTEE IS SERVED ON OR BEFORE DECEMBER 20, 1996 WITH PURCHASER'S STATEMENT THAT PURCHASER HAS ELECTED TO TERMINATE THE CONTRACT BETWEEN PURCHASER AND SELLER PURSUANT TO WHICH THIS ESCROW TRUST IS ESTABLISHED AND THEREUPON THE ESCROW TRUSTEE SHALL BE RELEASED AND DISCHARGED FROM ALL FURTHER DUTY OF LIABILITY IN RESPECT TO THE DEPOSITS OR ANY OF THEM.

ACCEPTED:                              PURCHASER: INLAND REAL ESTATE
                                                  ACQUISITIONS, INC.
Chicago Title and Trust Company,       By:________________________________
Escrow Trustee                            Elliot B. Kamenear, attorney and
                                          agent in fact, (630) 218-8000,
                                          2901 Butterfield Road, Oak Brook,
                                          Il   60521
By: ________________________
    Trust Officer
                                       SELLER:

                                       AURORA COMMONS AND NORTHPOINT TWO
                                       LIMITED PARTNERSHIPS

EXHIBIT A                                  By: _____________________________
                                           Thomas H. Fraerman, attorney and
                                           agent in fact, (847) 215-5500,
                                           1400 S. Wolf Road, Bldg. 100,
                                           Wheeling, IL  60090

                     JOSEPH FREED AND ASSOCIATES, INC.

                         SOUTHPOINT SHOPPING CENTER
                               1997 RENT ROLL

----------------------------------------------------------------------------------
                                                LEASE             ANNLZD   RENT
SPACE           TENANT          SQ FT    COMMENCE    EXPIRE        RENT   PER SF
----------------------------------------------------------------------------------
  1    CUB FOODS - NOT OWNED        N/A     N/A        N/A           N/A      N/A
 1A    HFC                        1,853  03/01/97   02/28/02     $42,619   $23.00
 1B    VACANT - MASTER LEASE      1,538  01/16/97   01/15/98     $29,222   $19.00
  2    LASER QUEST                8,601  06/01/97   06/30/07     $68,808    $8.00
  3    NAILS 2001                 1,200  12/21/95   12/31/98     $21,000   $17.50
 3A    SALLY BEAUTY SUPPLY        1,668  12/11/95   12/31/00     $25,020   $15.00
  4    CHILDREN'S ORCHARD         1,666  03/18/95   03/31/00     $24,990   $15.00
  5    WE CARE HAIR               1,066  04/11/91   04/30/01     $23,996   $22.51
  6    VENTURE                   81,375     N/A        N/A           N/A      N/A
  7    PAUL HARRIS                4,215  06/15/93   06/30/03     $63,225   $15.00
  8    GNC                        1,038  11/06/93   11/30/03     $20,116   $19.38
  9    FLETCH'S ART SUPPLY (a)    1,438  11/15/89   02/15/97     $26,646   $18.53
 10    PAYLESS SHOE SOURCE        2,630  10/27/89   10/31/99     $53,994   $20.53
 11    ALL FOR ONE                3,453  05/18/92   05/31/97     $56,975   $16.50
12/13  HAMMET'S                   3,821  04/13/90   05/31/01     $73,096   $19.13
 14    PET CARE +                 6,264  11/24/89   12/31/01     $87,696   $14.00
 15    FLETCH'S ART SUPPLY (a)    3,333  02/16/97   02/28/00     $46,662   $14.00
 16    PRUDENTIAL PREFERRED      11,478  08/01/97   07/30/07    $160,692   $14.00
 17    PRESTIGE CLEANERS          1,135  11/01/89   10/31/99     $19,295   $17.00
 18    PIZZA KITS                 1,135  09/04/90   09/30/99     $17,252   $15.20
 19    PAK MAIL                   1,135  02/26/90   02/28/99     $19,000   $16.74
 20    FUNCOLAND                  2,265  11/19/92   05/31/97      $9,060    $4.00
 21    USED CD STORE              1,495  05/01/96   04/30/97     $15,698   $10.50
 22    REALTY EXECUTIVES          2,623  08/15/95   08/31/99     $23,607    $9.00
 23    OLIVE GARDEN               9,010  09/28/89   09/30/99    $111,994   $12.43
 24    CHILI'S                    5,995  10/02/89   10/31/09     $74,997   $12.51
 25    PEARLE EXPRESS             4,658  12/21/89   12/31/99    $139,740   $30.00
 26    CIGARETTES CHEAPER           985  12/02/95   12/31/98     $20,291   $20.60
 27    SUBWAY                     1,190  03/01/90   02/28/00     $35,700   $30.00
 28    RITZ CAMERA                1,359  02/06/92   02/28/02     $28,498   $20.97
 29    THE BEDDING EXPERTS        1,831  03/23/96   03/31/99     $33,874   $18.50
 30    BLOCKBUSTER                6,984  10/29/89   10/31/99    $127,458   $18.25
                                -------                       ----------
         TOTAL MINIMUM RENT     178,437                       $1,501,220
                                =======                       ==========

NOTES: (a) FLETCH'S ART SUPPLY IS MOVING FROM SPACE 9 TO SPACE 15 ON THE DATE
           NOTED.

                     JOSEPH FREED AND ASSOCIATES, INC.

                               AURORA COMMONS
                               1997 RENT ROLL

----------------------------------------------------------------------------------
                                                LEASE             ANNUAL    RENT
SPACE           TENANT          SQ FT    COMMENCE    EXPIRE        RENT    PER SF
----------------------------------------------------------------------------------
  1    VENTURE                   90,189     N/A        N/A              0   $0.00
  2    COLORTYME                  2,396  11/01/91    10/31/99      34,742  $14.50
  3    H&R BLOCK                  1,954  01/09/89    04/30/01      31,948  $16.35
  4    LUCKY CHINA HOUSE REST     1,954  01/15/97    01/14/01      23,937  $12.25
  5    SALLY BEAUTY SUPPLY        1,954  11/30/89    11/30/99      31,264  $16.00
  6    FASHIONS UNDER $10         1,954  11/01/88    10/31/98      28,333  $14.50
  7    MODERN TIMES               1,667  11/26/96    11/30/99      24,338  $14.60
  8    BO RICS                    1,498  02/12/87    02/28/97      26,964  $18.00
  9    INTERIM PERSONNEL          1,005  10/26/88    08/31/98      15,849  $15.77
 10    HOLLYWOOD NAILS            1,039  05/17/95    05/31/97      18,183  $17.50
 11    PAYLESS SHOES              2,553  05/02/87    05/31/97      40,848  $16.00
 12    NORWEST FINANCIAL          1,593  10/27/91    10/31/01      23,497  $14.75
 13    SIZES UNLIMITED            6,833  04/16/95    04/30/07      68,330  $10.00
 14    DOTS                       3,455  06/09/94    01/31/99      43,188  $12.50
 15    AURORA TRAVEL                666  12/30/89    01/31/98      16,011  $24.04
 16    TRAK AUTO                  5,931  12/15/89    01/31/98      62,276  $10.50
 17    FAMOUS FOOTWEAR            6,647  10/15/91    10/31/01      59,823   $9.00
 18    DOLLAR BILLS               3,873  05/05/90    01/31/01      46,476  $12.00
 19    JEWEL/OSCO                64,965  08/24/89    08/31/09     389,790   $6.00
 20    CIGARETTES CHEAPER         1,023  02/20/96    02/28/99      16,880  $16.50
 21    1 HOUR PHOTO                 865  06/29/90    06/30/98      15,734  $18.19
 22    RED WING SHOES             1,106  12/05/94    12/31/99      15,484  $14.00
 23    ROYAL JEWELERS             1,388  11/11/89    11/30/99      26,372  $19.00
 24    BLOCKBUSTER VIDEO          7,890  11/08/89    11/30/99     108,488  $13.75
 25    BOSTON MARKET              3,083  11/16/94    11/30/99      34,005  $11.03
 26    HARRIS BANK                    0  07/31/89   07/31/2088          0   $0.00
                                -------                         ---------
         TOTAL MINIMUM RENT     217,481                         1,202,757
                                =======                         =========

                         JOSEPH FREED AND ASSOCIATES
                           MASTER LEASE OBLIGATIONS
                     AURORA COMMONS AND SOUTHPOINT SALES






                                                                                                            EXHIBIT B

                                                                                                            (Revised)

-----------------------------------------------------------------------------------------------------------------------

SPACE                                                                   NO. OF MTNS     PROJECTED       SQUARE
NUMBER                    PROSPECTIVE TENANT                              VACANT          OPENING         FEET
-----------------------------------------------------------------------------------------------------------------------
                SOUTHPOINT CENTER

                MASTER LEASE OBLIGATIONS:

2C              NEW RETAILER                                                                            1,538
9               NEW RETAILER (FORMERLY FLETCHERS-SEE NOTE A)                                            1,438
                LESS CREDIT FOR FLETCHERS FOR JAN-FEB 15 RENT
22              REALTY EXECUTIVES-RENT NOT PAID (NOTE D)                                 N/A            2,623
27              SUBWAY-RENT NOT PAID (NOTE D)                                            N/A            1,190

-----------------------------------------------------------------------------------------------------------------------
                TOTAL MASTER LEASE OBLIGATIONS                                                          6,789
-----------------------------------------------------------------------------------------------------------------------

                CASH CREDIT TO BUYER AT CLOSE FOR SIGNED DEALS:                       (Note C)
2a              LASER QUEST                                               5            6/1/97           8,601
2b              HFC                                                       2            3/1/97           1,853
16              PRUDENTIAL PREFERRED EXPANSION (NOTE B)                   7            8/6/97           2,072
20              FUNCOLAND ($12 PROFORMA VERSUS $4 REVISED)                4            5/1/97           2,265
                                                                                    (TERM DATE)
-----------------------------------------------------------------------------------------------------------------------
                        TOTAL CASH CREDIT TO BUYER                                                     14,791
=======================================================================================================================
                        GRAND TOTAL                                                                   21,580
=======================================================================================================================




                                                                                                            EXHIBIT B

                                                                                                            (Revised)

-----------------------------------------------------------------------------------------------------------------------
                                                                        MINIMUM
SPACE                                                                   RENT PER       EXTRAS           TOTAL
NUMBER                    PROSPECTIVE TENANT                            SQ. FT.       PER SQ FT         RENT
-----------------------------------------------------------------------------------------------------------------------
                SOUTHPOINT CENTER

                MASTER LEASE OBLIGATIONS:

2C              NEW RETAILER                                              $19.00       $7.88            $26.88
9               NEW RETAILER (FORMERLY FLETCHERS-SEE NOTE A)              $18.53       $7.88            $26.41
                LESS CREDIT FOR FLETCHERS FOR JAN-FEB 15 RENT
22              REALTY EXECUTIVES-RENT NOT PAID (NOTE D)                  $ 9.00       $7.88            $16.88
27              SUBWAY-RENT NOT PAID (NOTE D)                             $30.00       $7.88            $37.88

----------------------------------------------------------------------------------------------------------------------
                TOTAL MASTER LEASE OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------

                CASH CREDIT TO BUYER AT CLOSE FOR SIGNED DEALS:
2a              LASER QUEST                                               $ 8.00       $7.88            $15.88
2b              HFC                                                       $19.00       $7.88            $26.88
16              PRUDENTIAL PREFERRED EXPANSION (NOTE B)                   $14.00       $7.88            $21.88
20              FUNCOLAND ($12 PROFORMA VERSUS $4 REVISED)                $ 8.00       N/A              $8.00

----------------------------------------------------------------------------------------------------------------------
                        TOTAL CASH CREDIT TO BUYER
======================================================================================================================
                        GRAND TOTAL
======================================================================================================================



                                                                                                            EXHIBIT B

                                                                                                            (Revised)

-----------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ONE
SPACE                                                                   MINIMUM                         TOTAL
NUMBER                    PROSPECTIVE TENANT                            RENT            EXTRAS          RENT
-----------------------------------------------------------------------------------------------------------------------
                SOUTHPOINT CENTER

                MASTER LEASE OBLIGATIONS:

2C              NEW RETAILER                                            29,222          12,119          41,341
9               NEW RETAILER (FORMERLY FLETCHERS-SEE NOTE A)            26,646          11,331          37,978
                LESS CREDIT FOR FLETCHERS FOR JAN-FEB 15 RENT           (3,331)         (1,416)         (4,747)
22              REALTY EXECUTIVES-RENT NOT PAID (NOTE D)                23,607          20,669          44,276
27              SUBWAY-RENT NOT PAID (NOTE D)                           35,700           9,377          45,077
----------------------------------------------------------------------------------------------------------------------
                TOTAL MASTER LEASE OBLIGATIONS                         111,844          52,081         163,925
----------------------------------------------------------------------------------------------------------------------

                CASH CREDIT TO BUYER AT CLOSE FOR SIGNED DEALS:
2a              LASER QUEST                                             28,670          28,240          56,910
2b              HFC                                                      5,868           2,434           8,302
16              PRUDENTIAL PREFERRED EXPANSION (NOTE B)                 16,921           9,524          26,445
20              FUNCOLAND ($12 PROFORMA VERSUS $4 REVISED)               6,040               0           6,040
----------------------------------------------------------------------------------------------------------------------
                        TOTAL CASH CREDIT TO BUYER                      57,499          40,198          97,697
======================================================================================================================
                        GRAND TOTAL                                    169,343          92,279         261,622
======================================================================================================================

                                                                                                            EXHIBIT B

                                                                                                            (Revised)

-----------------------------------------------------------------------------------------------------------------------
                                                                                        TWO YEAR TOTAL
SPACE                                                                   MINIMUM                         TOTAL
NUMBER                    PROSPECTIVE TENANT                              RENT           EXTRAS         RENT
-----------------------------------------------------------------------------------------------------------------------
                SOUTHPOINT CENTER

                MASTER LEASE OBLIGATIONS:

2C              NEW RETAILER                                            58,444          24,239          82,683
9               NEW RETAILER (FORMERLY FLETCHERS-SEE NOTE A)            53,292          22,663          75,955
                LESS CREDIT FOR FLETCHERS FOR JAN-FEB 15 RENT
22              REALTY EXECUTIVES-RENT NOT PAID (NOTE D)                47,214          41,338          88,552
27              SUBWAY-RENT NOT PAID (NOTE D)                           71,400          18,754          90,154
----------------------------------------------------------------------------------------------------------------------
                TOTAL MASTER LEASE OBLIGATIONS                         230,350         106,955        337,345
----------------------------------------------------------------------------------------------------------------------
                CASH CREDIT TO BUYER AT CLOSE FOR SIGNED DEALS:
2a              LASER QUEST
2b              HFC
16              PRUDENTIAL PREFERRED EXPANSION (NOTE B)
20              FUNCOLAND ($12 PROFORMA VERSUS $4 REVISED)
----------------------------------------------------------------------------------------------------------------------
                        TOTAL CASH CREDIT TO BUYER
======================================================================================================================
                        GRAND TOTAL                                    230,350         106,995        337,345
======================================================================================================================

NOTE A - FLETCHERS WILL VACATE SPACE 9 (1438 SQUARE FEET) ON FEBRUARY 15, 1997 AND OCCUPY SPACE 15.

NOTE B - THE RENT COMMENCEMENT DATE IS 248 DAYS AFTER THE TENDER OF THE EXPANSION SPACE TO PRUDENTIAL PREFERRED.  THE EXPANSION
         SPACE WAS TENDERED ON DECEMBER 2ND.  THEREFOR, THE RENT COMMENCEMENT DATE IS AUGUST 6, 1997.

NOTE C - THE COMMENCEMENT DATES ARE ESTIMATES ONLY AND THE RENT ADJUSTMENT WILL BE REPORTED BASED ON ACTUAL COMMENCEMENT DATES.

NOTE D - MASTER LEASE OBLIGATION WILL BE RELEASED IF TENANT BRINGS ACCOUNT CURRENT.  SELLER RESERVES THE RIGHT TO EVICT A TENANT AND
         RELEASE A SPACE IN WHICH EVENT SPACE WILL BE CONSIDERED PART OF MASTER LEASE.


                        JOSEPH FREED & ASSOCIATES, INC.
                                  [FORM 1.1]

                 REQUISITION FOR:  X  Lease      Amendment
                                  ---         ---
1                SHOPPING CENTER:  AURORA COMMONS
                                  --------------------------------------------
                  DATE GENERATED:  10/17/96
                                  ----------
                   DATE TO LEGAL:
                                  ----------
                            FROM:  Lee Wolfson
                                  --------------------------------------------
                  OUTSIDE BROKER:  N/A
                                  --------------------------------------------
2                         TENANT:  CREATIVE HAIRDRESSERS, INC.
                                  --------------------------------------------
3     IF INDIVIDUAL, SPOUSE NAME:  N/A
                                  --------------------------------------------
4                     TRADE NAME:  THE HAIRCUTTERY
                                  --------------------------------------------
                            TYPE:      Local      Regional    X  National
                                  -----      -----          -----
                  SALES CATEGORY:  N/A
                                  --------------------------------------------
5         STATE OF INCORPORATION:  VA.
                                  --------------------------------------------
6                 TENANT ADDRESS:  2815 HARTLAND RD.
                                  --------------------------------------------
                                   FALLS CHURCH, VA.  22043
                                  --------------------------------------------

                                  --------------------------------------------

                                      ATTENTION:
                                                ------------------------------
                                          PHONE: 703 698 7090
                                                ------------------------------
                                            FAX:
                                                ------------------------------
                 BILLING ADDRESS:  SAME
                                  --------------------------------------------

                                  --------------------------------------------

                                  --------------------------------------------

                                      ATTENTION: A/P
                                                ------------------------------
                                          PHONE:
                                                ------------------------------
                                            FAX:
                                                ------------------------------
7                 GUARANTOR NAME:  N/A
                                  --------------------------------------------
8              GUARANTOR ADDRESS:  N/A
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                         PHONE:
                                                ------------------------------
9         STATE OF INCORPORATION:  N/A
                                  --------------------------------------------
10                  SPACE NUMBER:  2080
                                  ------
11                SQUARE FOOTAGE:  1,498  SF
                                  ------
           CERTIFIED MEASUREMENT:       Yes    X  No
                                  -----      -----
          VERIFIED BY C. HOFFMAN:
                                  -----
12                           ADD:       Mandatory Remeasurement       Right to Remeasure   X   N/A
                                  -----                         -----                    -----
            FORMERLY OCCUPIED BY:  CURRENTLY BORICS
                                  --------------------------------------------
           LANDLORD HAS POSESSION       Yes    X   No
                                  -----      -----
13            RADIUS RESTRICTION:  SAME NP Miles From The Shopping Center
                                  --------
14                PERMITTED USES:  USE NP
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------


         HAVE YOU CHECKED FOR ANY
       EXCLUSIVES OR RESTRICTIONS
   IMPOSED ON LANDLORD AT CENTER?       Yes    X   No
                                  -----      -----

       LIST APPLICABLE EXCLUSIVES
                 OR RESTRICTIONS:
                  (ATTACH COPIES)
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------
                                  --------------------------------------------

15                    LEASE TERM:   5   Lease Years
                                  -----
16              OPTIONS (IF ANY):  ONE FIVE YEAR OPTION
                                  ------------------------------------------------------------
17         OPTION CONDITIONED ON:  N/A
                                  ------------------------------------------------------------
                                  ------------------------------------------------------------
                                  ------------------------------------------------------------
                                  ------------------------------------------------------------
                                  ------------------------------------------------------------
18          PERCENTAGE RENT RATE:   4    %    Natural Breakpoint
                                  -----       -----------------------------------------------

                                  -----------------------------------------------------------
                     PRIMARY TERM                                                     PERC
19            FIXED MINIMUM RENT:  MONTH  THRU  MONTH   P&F   MONTHLY   ANNUALLY   SALES BASE
                                  -----------------------------------------------------------
                                     1    thru    60   19.00  2,371.83  28,462.00   711,550
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------


                                  -----------------------------------------------------------
                    OPTION PERIOD                                                    PERC
20            FIXED MINIMUM RENT:  MONTH  THRU  MONTH   P&F   MONTHLY   ANNUALLY   SALES BASE
                                  -----------------------------------------------------------
                                     1    thru    60   20.50  2,559.08  30,709.00   767,725
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------
                                          thru
                                  -----------------------------------------------------------


                  CONTRIBUTION TO -------------------------------------------------
                  ADVERTISING AND                                           CPI
              PROMOTIONAL SERVICE                             PER YEAR   INCREASES
21            OR MERCHANTS ASSOC:  MONTH  THRU  MONTH   P&F     LEASE   (YES OR NO)
                                  -------------------------------------------------
                                     1    thru    60            250          NO
                                  -------------------------------------------------
                                    61    thru   120            500          NO
                                  -------------------------------------------------
                                          thru
                                  -------------------------------------------------
                                          thru
                                  -------------------------------------------------
                                          thru
                                  -------------------------------------------------

                    GRAND OPENING
22                CONTRIBUTION $:  N/A  P&F Of Leased Premises
                                  -----
23            SECURITY DEPOSIT $:  N/A
                                  -----
                                   PLEASE USE ALL TERMS NEGOTIATED IN FF AND NP LEASES FOR
                   SPECIAL TERMS  -----------------------------------------------------------
                                   THE FOLLOWING ITEMS: SIGNAGE/EXCLUSIVE/ASSIGN & SUBLET/
                                  -----------------------------------------------------------
                                   ANCHOR PROTECTION IN JEWEL/OSCO.
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------

24            SPECIAL PROVISIONS:  TENANT INTENDS TO TAKE SPACE AND OPEN FOR BUSINESS WITHIN
                                  -----------------------------------------------------------
                                   5 DAYS OF POSSESSION AND THEY WILL REMODEL DURING THE
                                  -----------------------------------------------------------
                                   BUSINESS BEING OPEN.
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------

               TENTATIVE DATE FOR
               DELIVERY OF LEASED
25             PREMISES TO TENANT   1   Days After Last To Occur Of:   X   Execution Of Lease By Landlord
                                  -----                              -----
                                                                           Permit Issued
                                                                     -----
                                                                       X   Physical Or Legal Posession Of Space
                                                                     -----



26           TENANT NOT OBLIGATED
             TO ACCEPT POSSESSION
                         BETWEEN:  N/A  And
                                  -----     -----
27           TENANT NOT OBLIGATED
             TO OPEN FOR BUSINESS
                         BETWEEN:  N/A  And
                                  -----     -----
28        FIXED RENT COMMENCEMENT
                            DATE:  60   Days After Tender       Upon Tender
                                  -----                   -----
           REGARDLESS OF OPENING?   X   YES       NO
                                  -----     -----
29        PASS THRU CHARGES BEGIN       Days After Tender   X   Upon Tender
                                  -----                   -----
           REGARDLESS OF OPENING:       YES  X    NO
                                  -----     -----
30             TIME FOR TENANT TO
           COMPLETE TENANT'S WORK  60   Days (Without Regard To When The Rent Or Term Begins)
                                  -----
31           LEASE TERM COMMENCES
                ON THE EARLIER OF  60   Days After Tender Or Opening For Business
                                  -----
32               TENANT ALLOWANCE       YES   X   NONE
                                  -----     -----
                        HOW MUCH:       $ Total      Per Square Foot
                                  -----        -----
                      PAYABLE IN:        Cash        Rent Asessment
                                  -----        -----

             CONSTRUCTION ISSUES:

             REAL ESTATE CONTACT:  RICH BARBOUR               Phone: SAME
                                  -------------------------         ----------
            CONSTRUCTION CONTACT:  DAVID GREEN                Phone: SAME
                                  -------------------------         ----------
                DATE TENANT NEEDS
              SPACE DELIVERED BY:  ASAP
                                  -----
                        DELIVERY:       "AS IS"       LL W/B   X   OTHER
                                  -----         -----        -----
          IF DELIVERY "LL W/B" OR
         OTHER (AS ABOVE), CAN IT
     BE "AS IS" WITH CONTRIBUTION
                  BY LL FOR WORK:       YES       NO
                                  -----     -----
                  HVAC CONDITION:
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------

     WORK TO BE PERFORMED BY LL:

--------------------------------------------------------------------------------------
                                                           PROJECTED
    #     TYPE:                                             BUDGET             ACTUAL
--------------------------------------------------------------------------------------
    1   OTHER...REPLACE OR REPAIR HVAC TO GOOD CONDITION
--------------------------------------------------------------------------------------
    2   IF NO REPLACEMENT WE NEED TO WARRANT HVAC FOR A
--------------------------------------------------------------------------------------
    3   60 MONTH PERIOD (HEAT EXCHANGER/COMPRESSOR
--------------------------------------------------------------------------------------
    4
--------------------------------------------------------------------------------------
    5   ROOF LEAK BY BACK SALES AREA NEEDS REPAIR
--------------------------------------------------------------------------------------
    6   REAR END OF STORE HAS A CORRIDOR WATER LEAK
--------------------------------------------------------------------------------------
    7
--------------------------------------------------------------------------------------
    8
--------------------------------------------------------------------------------------
    9
--------------------------------------------------------------------------------------
   10
--------------------------------------------------------------------------------------
                                               TOTALS
                                               ---------------------------------------


                                               APPROVAL:
                                                        -----------------------------



                 FINANCIAL STATEMENTS:

                          TENANT:   CREATIVE HAIRDRESSERS, INC.
                                   ------------------------------------------------------------
                        ATTACHED:        YES       NO
                                   -----     -----
                  ANTICIPATED ON:   WE HAVE
                                   ---------

                       GUARANTOR:   N/A
                                   -----
                     ATTACHED ON:        YES       NO
                                   -----     -----
                  ANTICIPATED ON:
                                   -----
                                                       APPROVED:
                                                                 ------------------------------
                                                                          AL O'DONNELL

                COMMISSION MEMORANDUM:

                            DATE:   10/17/96
                                   ------------------------------------------------------------
                              TO:   Carla Hoffman
                                   ------------------------------------------------------------
                            FROM:   Lee Wolfson
                                   ------------------------------------------------------------
                              RE:   Leasing Commission
                                   ------------------------------------------------------------
                 SHOPPING CENTER:   Aurora Commons
                                   ------------------------------------------------------------
                     TENANT NAME:   CREATIVE HAIRDRESSERS, INC.
                                   ------------------------------------------------------------
                      TRADE NAME:   THE HAIRCUTTERY
                                   ------------------------------------------------------------
              RATE OF COMMISSION:   2.50     P&F  x  1,498  SF  =             AMOUNT  $3,745.00
                                   -----             -----                            ---------
                      PAYABLE TO:    X   JOSEPH J FREED AND ASSOCIATES, INC.  AMOUNT  $3,745.00
                                   ----- 1400 S. WOLF ROAD, BLDG. 100                 ---------
                                         WHEELING, IL  60090
                                                                              AMOUNT
                                   ----- ------------------------------------         ---------
                                   ------------------------------------------------------------
                                   ------------------------------------------------------------
                                   ------------------------------------------------------------
                                   ------------------------------------------------------------
                                   ------------------------------------------------------------
               WRITTEN COMMISSION
                   AGREEMENT WITH
                   OUTSIDE BROKER
                ORIGINAL IN FILE:        YES       NO
                                   -----     -----

                                                       APPROVED:
                                                                 ------------------------------
                                                                          LARRY FREED

                CONDITIONS PRECEDENT TO
                LANDLORD'S EXECUTION OF
                LEASE:

                                    1:       SATISFIED       UNSATISFIED
                                       -----           -----
                                    2:       FINANCIAL STATEMENTS RECEIPT AND APPROVED BY AL O'DONNELL
                                       -----
                                    3:       OTHER
                                       -----       --------------------------------------------
                                       --------------------------------------------------------
                                       --------------------------------------------------------
                                       --------------------------------------------------------
                                       --------------------------------------------------------
                                       --------------------------------------------------------
                                       --------------------------------------------------------
                                       --------------------------------------------------------




     DEAL SUMMARY:

        Landlord's Out of Pocket Expenses
        [Construction, Lease Commission, Outside Legal]         -        $  6,000.00
                                                                           ---------
                                                                                        ANNUAL % RATE ADDED
        Lease Terms:  5.0  Years Primary Term With % Rate       -        %    8.00
                                                                           ---------
                                                                                        EQUALS

        Annual Adjustment To Fixed Rent                 -       -        $  1,502.74
                                                                           ---------
                                                                                        SUBTRACTED FROM

        Average Annual Rent             -       -       -       -        $ 28,462.00
                                                                           ---------
                                                                                        EQUALS
        Average Annual Net Effective Rent       -       -       -        $ 26,959.26
                                                                           ---------
                                                                                        DIVIDED BY
        Square Footage          -       -       -       -       -       SF  1,498
                                                                           ---------
                                                                                        EQUALS

        Average Annual Rent PSF         -       -       -       -        $  18.00
                                                                           ---------

          SEND REVIEW COPY
              OF LEASE TO:  X  Tenant At Above Tenant Address
                          -----
                                 Or At:  NOT TO ATTORNEY ONLY TO RICH BARBOUR
                                        ----------------------------------------------
                                         AT 2800 N. RIVER RD. SUITE 180 DESPLAINES
                                        ----------------------------------------------
                                         IL. 60018
                                        ----------------------------------------------
                                          ATTENTION:
                                                    ------------------------------
                                              PHONE: 390 8504
                                                    ------------------------------
                                                FAX:    8545
                                                    ------------------------------
                                Attorney
                          -----         ----------------------------------------------
                                        ----------------------------------------------
                                        ----------------------------------------------
                                          ATTENTION:
                                                    ------------------------------
                                              PHONE:
                                                    ------------------------------
                                                FAX:
                                                    ------------------------------
                                Attorney
                          -----         ----------------------------------------------
                                        ----------------------------------------------
                                        ----------------------------------------------
                                          ATTENTION:
                                                    ------------------------------
                                              PHONE:
                                                    ------------------------------
                                                FAX:
                                                    ------------------------------

                FINAL APPROVAL:



                                                                                -----------------------------------------
                                                                                              LARRY FREED

                                                                                -----------------------------------------




                                                                                                DATE







                       [INLAND REAL ESTATE LETTERHEAD]

                                        December 20, 1996

Ms. Ellen Butor
JOSEPH FREED & ASSOCIATES, INC.
1400 S. Wolf Road
Bldg. 100
Wheeling, IL 60090-6524

           RE:  Aurora Commons Shopping Center,
                Aurora, Illinois and Southpoint Shopping Center,
                Arlington Heights, Illinois

Dear Ellen:

     Reference is hereby made to that certain letter agreement dated November 7, 1996 as amended by November 15, 1996 and December 16, 1996 letter agreements ("Contract") between Aurora Commons Partnership Limited Partnership and Northpoint Two Limited Partnership (collectively referred to as "Seller") and Inland Real Estate Acquisitions, Inc. ("Purchaser") relating to the sale of the captioned properties.

     The parties wish to amend the Contract as follows:

          That the December 20, 1996 date (due diligence expiration) in Paragraph 19 and in the second to the last paragraph of the Contract, is extended to January 15, 1997 (except that the right of Purchaser to cancel the Contract based on Purchaser's examination and review of the financial operations and financial projections of the properties shall not extend beyond January 10, 1997) and that the January 16, 1997 Closing Date in Paragraph 12 shall be January 21, 1997. Prorations shall be as of December 31, 1996 and Purchaser shall be entitled to January 1997 cash flow in lieu of December 1996 cash flow.





                          WE'RE BUYING REAL ESTATE

Ms. Ellen Butor
December 20, 1996
Page two

     Please acknowledge your agreement to the foregoing by returning to me a duly executed counterpart of this letter by facsimile (hard copy to follow by Federal Express) no later than 2:30 p.m. December 20, 1996.

                                        Cordially,

                                        INLAND REAL ESTATE ACQUISITIONS, INC.

                                        G. Joseph Cosenza
                                        Vice Chairman
GJC:tmn

ACCEPTED AND ACKNOWLEDGED THIS 20TH DAY OF DECEMBER, 1996

AURORA COMMONS LIMITED               NORTHPOINT TWO LIMITED
PARTNERSHIP, an Illinois limited     PARTNERSHIP, an Illinois limited
partnership                          partnership

By:  AURORA COMMONS, INC.            By:  NORTHPOINT II, INC.

By:                                  By:
    -----------------------              --------------------------
    Its:                                     Its:
         ------------------                        ----------------

                       [INLAND REAL ESTATE LETTERHEAD]

                               January 10, 1997

VIA: FACSIMILE AND FEDERAL EXPRESS (Priority)

Mr. Larry FREED and
Ms. Ellen Butor
JOSEPH FREED & ASSOCIATES, INC.
1400 S. Wolf Road
Bldg. 100
Wheeling, IL 60090-6524

           RE: Aurora Commons Shopping Center, Aurora, Illinois and Southpoint Shopping Center, Arlington Heights, Illinois

Dear Larry and Ellen:

     Reference is hereby made to that certain letter agreement dated November 7, 1996 as amended by November 15, 1996, December 16, 1996 and December 20, 1996 letter agreements ("Contract") between Aurora Commons Partnership Limited Partnership and Northpoint Two Limited Partnership (collectively referred to as "Seller") and Inland Real Estate Acquisitions, Inc. ("Purchaser") relating to the sale of the captioned properties.

     The parties wish to amend the Contract as follows:

                That the December 20, 1996 date (due diligence expiration) in
             Paragraph 19 and in the second to the last paragraph of the Contract, is extended to January 17, 1997 (except that the right of Purchaser to cancel the Contract based on Purchaser's examination and review of the financial operations and financial projections of the properties shall not extend beyond January 15,
             1997) and that the January 16, 1997 Closing Date in Paragraph 12 shall be January 23, 1997. Prorations shall be as of December 31, 1996 and Purchaser shall be entitled to January 1997 cash flow in lieu of December 1996 cash flow.

                The Purchase price of Aurora Commons Shopping Center is hereby changed to $11,500,000.00 and the purchase price of Southpoint Shopping Center is hereby changed to $12,050,000.00. Accordingly, the cash from Purchaser shall not exceed $1,922,525.00, plus or minus prorations, for Aurora Commons Shopping Center and $750,004.00, plus or minus prorations, for Southpoint Shopping Center.

                  With regard to the percentage rent from Jewel Foods
             for the period through August 31, 1997 when the percentage rent is paid, Purchaser is entitled to the entire amount of the percentage rent payable by Jewel.

                          WE'RE BUYING REAL ESTATE

Mr. LARRY FREED and Ms. ELLEN Butor
January 10, 1997
Page two

                Seller shall be entitled at closing to a reimbursement from
             Purchaser for parking lot lighting at Aurora Commons Shopping Center in an amount not to exceed $37,000.00 based on actual bills paid.

                The purchase price for Aurora Commons Shopping Center shall be reduced by an amount not less than $650,000.00 and not exceeding $1,000,000.00 as specified by the Seller prior to the Closing Date (allocated to the cash portion thereof payable on Closing) and Purchaser shall on Closing assume and make concurrent payment in such amount for and upon presentment of Secured Note aggregating such amount issued by the Partnership to certain of its Partners, all without any other cost, expense or obligation of Purchaser.

                The attached revised Master Lease Obligations schedule shall be
             Exhibit B of the Contract.

        Please acknowledge your agreement to the foregoing by returning to me a duly executed counterpart of this letter by facsimile (hard copy to follow by Federal Express) no later than 5:00 p.m., January 13, 1997.

                                        Cordially,

                                        INLAND REAL ESTATE ACQUISITIONS, INC.



                                        G. Joseph Cosenza
                                        Vice Chairman
GJC:tmn

ACCEPTED AND ACKNOWLEDGED THIS 13TH DAY OF JANUARY, 1997

AURORA COMMONS LIMITED                NORTHPOINT TWO LIMITED
PARTNERSHIP, an Illinois limited      PARTNERSHIP, an Illinois limited
partnership                           partnership

By: AURORA COMMONS, INC.              By: NORTHPOINT II, INC.

By:                                   By:
    -------------------------             --------------------------
        Its: President                           Its: President
             ----------------                         --------------